Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Dot Hill Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Kirsten Chapman
LHA Investor Relations
Tel: 415-433-3777
Email: dothill@lhai.com

Dot Hill Reports First Quarter 2014 Results
Year-over-year non-GAAP total revenue growth of 9% with a 59% increase in Vertical Markets

LONGMONT, Colo. -May 8, 2014 - Dot Hill Systems Corp. (NASDAQ:HILL) reported financial results for the first quarter ended March 31, 2014.

Financial Highlights:

•	Grew non-GAAP revenue by 9% year-over-year

•	Grew Vertical Markets non-GAAP revenue 18% sequentially and 59% year-over-year

•	Achieved non-GAAP gross margin of 33.1%, up from 31.7% in the fourth quarter of 2013 and 32.1% in the first quarter of 2013

•	Delivered non-GAAP earnings per fully diluted share of $0.02, compared to $0.07 in the fourth quarter 2013 and $0.00 in the first quarter of 2013

“We are confident in our 2014 goal of 45% growth at the midpoint of our guidance range in Vertical Markets,” stated Dana Kammersgard, chief executive officer, Dot Hill Systems Corp. “This anticipated growth primarily comes from existing customers with existing products who are still in the early stages of their revenue ramps and from some of these same customers with new products that we expect to launch later this year. Our growth is not dependent on revenue from new prospects.”

First Quarter 2014 GAAP Financial Detail (including discontinued operations)

•	Net revenue was $48.2 million for the first quarter of 2014, compared to $44.5 million for the first quarter of 2013 and $58.8 million for the fourth quarter of 2013.

•	Gross margin for the first quarter of 2014 was 31.7%, compared to 32.2% for the first quarter of 2013 and 30.2% for the fourth quarter of 2013.

Exhibit 99.1

•	Operating expenses for the first quarter of 2014 were $15.7 million, compared to $15.0 million for the first quarter of 2013 and $15.6 million in the fourth quarter of 2013.

•
Net loss for the first quarter of 2014 was $0.4 million, or ($0.01) per fully diluted share, compared to a net loss of $1.0 million, or ($0.02) per fully diluted share, for the first quarter of 2013, and net income of $2.2 million, or $0.04 per fully diluted share, for the fourth quarter of 2013.

First Quarter 2014 Non-GAAP Financial Detail

•	Non-GAAP net revenue was $48.9 million for the first quarter of 2014, compared to $44.9 million for the first quarter of 2013 and $59.7 million for the fourth quarter of 2013.

◦	Vertical Markets non-GAAP net revenue increased to $22.4 million, compared to $14.1 million in the first quarter of 2013 and $18.9 million in the fourth quarter of 2013.

◦	Server OEM non-GAAP net revenue decreased to $26.5 million, compared to $30.8 million in the first quarter of 2013 and $40.8 million in the fourth quarter of 2013.

•	Non-GAAP gross margin for the first quarter of 2014 was 33.1%, up from 32.1% in the first quarter of 2013 and 31.7% in the fourth quarter of 2013.

◦	Vertical Markets non-GAAP gross margin was 43.4%, compared to 43.9% in the first quarter of 2013 and 38.7% in the fourth quarter of 2013.

◦
Server OEM non-GAAP gross margin was 24.4%, compared to 26.7% in the first quarter of 2013 and 28.4% in the fourth quarter of 2013. The decrease in gross margin for the segment is primarily due to allocation of fixed supply chain overhead costs over a smaller revenue base.

•	Non-GAAP operating expenses for the first quarter of 2014 were $15.1 million, compared to $14.3 million for the first quarter of 2013 and $14.8 million in the fourth quarter of 2013.

•
Non-GAAP contribution margin, which excludes research and development, general and administrative and certain corporate sales and marketing expenses, for the first quarter of 2014 was 26.6%, compared to 25.4% in the first quarter of 2013 and 25.7% in the fourth quarter of 2013.

◦	Vertical Markets non-GAAP contribution margin for the first quarter of 2014 was 33.6%, compared to 29.4% in the first quarter of 2013 and 26.7% in the fourth quarter of 2013.

◦	Server OEM non-GAAP contribution margin for the first quarter of 2014 was 22.7%, compared to 25.4% in the first quarter of 2013 and 27.1% in the fourth quarter of 2013.

•
Non-GAAP net income for the first quarter of 2014 was $1.0 million, or $0.02 per fully diluted share, compared to $0.0 million or $0.00 per share, for the first quarter of 2013, and $4.2 million, or $0.07 per fully diluted share, for the fourth quarter of 2013.

Balance Sheet and Cash
The company exited the first quarter of 2014 with cash and cash equivalents of $40.3 million with no borrowings. This compares to $40.3 million at the end of the first quarter of 2013, with $2.8 million in borrowings, and $40.4 million at the end of the fourth quarter of 2013, with $2.0 million in borrowings.

Exhibit 99.1

Second Quarter and Full Year 2014 Outlook
Non-GAAP net revenue and fully diluted earnings per share for the second quarter of 2014 are expected to be in the range of $49 million to $54 million and $0.01 to $0.04, respectively.

“We had a solid start to 2014, with revenue within guidance and EPS above guidance during the first quarter,” said Hanif Jamal, chief financial officer, Dot Hill Systems Corp. “More importantly, we crossed a critical milestone in our transformation that started in 2010 with the launch of our Vertical Markets strategy, with gross and contribution margin dollars from our Vertical Markets segment exceeding those from our core and legacy Server OEM business for the very first time.”

Conference Call Information
Dot Hill's first quarter financial results conference call is scheduled to take place on Thursday, May 8, 2014 at 11:00 am ET. Please join the Company for a live audio webcast at www.dothill.com in the Investor Relations section, or via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter conference ID# 30178058.

About Non-GAAP Financial Measures
The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Segment Financial Reporting
The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company’s products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of “platform costs” that support both the Server OEM and Vertical Markets segments

Exhibit 99.1

About Dot Hill
Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, the United Kingdom, and the United States. For more information, visit www.dothill.com

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the second quarter of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the second quarter of 2014 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014

Net revenue	$44,480	$58,799	$48,207
Cost of goods sold	30,040	41,049	32,942
Gross profit	14,440	17,750	15,265
Operating expenses:
Research and development	8,713	8,739	9,476
Sales and marketing	3,108	3,643	3,294
General and administrative	3,137	3,242	2,898
Total operating expenses	14,958	15,624	15,668
Operating income (loss)	(518)	2,126	(403)
Other income (expense):
Interest income (expense), net	(7)	—	(18)
Other income (expense), net	(1)	(22)	10
Total other income (expense), net	(8)	(22)	(8)
Income (loss) before income taxes and discontinued operations	(526)	2,104	(411)
Income tax expense (benefit)	34	(132)	1
Income (loss) from continuing operations	(560)	2,236	(412)
Loss from discontinued operations	(421)	(24)	—
Net income (loss)	$(981)	$2,212	$(412)

Continuing operations:
Basic and diluted earnings (loss) per share	$(0.01)	$0.04	$(0.01)
Discontinued operations:
Basic and diluted loss per share	$(0.01)	$(0.00)	$—
Net income (loss):
Basic and diluted income (loss) per share*	$(0.02)	$0.04	$(0.01)
Weighted average shares used to calculate net income (loss) per share:
Basic	58,001	58,948	59,678
Diluted	58,001	60,867	59,678

* Per share data may not always add to the total for the period because each figure is independently calculated.

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31, 2013	March 31, 2014

Assets
Current assets:
Cash and cash equivalents	$40,406	$40,322
Accounts receivable, net	42,907	33,672
Inventories	6,539	7,664
Prepaid expenses and other assets	7,265	6,106
Total current assets	97,117	87,764
Property and equipment, net	7,565	8,197
Other assets	702	625
Total assets	$105,384	$96,586

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$33,255	$26,259
Accrued compensation	4,922	3,527
Accrued expenses	8,935	7,994
Deferred revenue	4,211	5,012
Credit facility borrowings	2,000	—
Total current liabilities	53,323	42,792
Other long-term liabilities	4,414	4,229
Total liabilities	57,737	47,021

Stockholders' equity:
Preferred stock	—	—
Common stock	59	60
Additional paid-in capital	330,103	332,462
Accumulated other comprehensive loss	(3,254)	(3,284)
Accumulated deficit	(279,261)	(279,673)
Total stockholders' equity	47,647	49,565
Total liabilities and stockholders' equity	$105,384	$96,586

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014

Cash Flows From Operating Activities:
Net income (loss)	$(981)	$2,212	$(412)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	709	810	959
Stock-based compensation expense	668	773	578
Write off of fixed assets	—	23	—
Changes in operating assets and liabilities:
Accounts receivable	2,521	(12,770)	9,240
Inventories	91	(106)	(1,122)
Prepaid expenses and other assets	(266)	(627)	1,238
Accounts payable	456	6,564	(7,112)
Accrued compensation and other expenses	(3,074)	972	(2,809)
Deferred revenue	682	(2)	799
Other long-term liabilities	142	1,030	(252)
Net cash provided by (used in) operating activities	948	(1,121)	1,107

Cash Flows From Investing Activities:
Purchases of property and equipment	(1,195)	(717)	(995)
Net cash used in investing activities	(1,195)	(717)	(995)

Cash Flows From Financing Activities:
Payments on bank borrowings	(2,800)	—	(2,000)
Proceeds from bank borrowings	2,800	2,000	—
Shares withheld for tax purposes	(114)	(1)	(72)
Proceeds from sale of stock to employees	387	254	1,854
Net cash provided by (used in) financing activities	273	2,253	(218)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(44)	(366)	22
Net Increase (Decrease) in Cash and Cash Equivalents	(18)	49	(84)
Cash and Cash Equivalents, beginning of period	40,315	40,357	40,406
Cash and Cash Equivalents, end of period	$40,297	$40,406	$40,322

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$489	$369	$995
Supplemental Cash Flow Data:
Cash paid (refund) for income taxes	$17	$(3)	$195

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014

GAAP net revenue from continuing operations	$44,480	$58,799	$48,207
Revenue from discontinued operations	20	10	—
Net revenue, from continuing and discontinued operations	$44,500	$58,809	$48,207
AssuredUVS revenue	(20)	(10)	—
Long-term software contract royalties	401	942	653
Non-GAAP net revenue	$44,881	$59,741	$48,860

GAAP gross profit from continuing operations	$14,440	$17,750	$15,265
Gross margin % from continuing operations	32.5%	30.2%	31.7%
Gross profit from discontinued operations	(111)	10	—
Gross profit from continuing and discontinued operations	14,329	17,760	15,265
Gross margin % from continuing and discontinued operations	32.2%	30.2%	31.7%
Stock-based compensation	96	80	64
Severance costs	23	—	73
Power supply component failures	(808)	75	—
AssuredUVS revenue	(20)	(10)	—
AssuredUVS expenses	129	—	—
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Non-GAAP gross profit	$14,406	$18,937	$16,178
Non-GAAP gross margin %	32.1%	31.7%	33.1%

GAAP operating expenses from continuing operations	$14,958	$15,624	$15,668
Operating expenses from discontinued operations	310	33	—
Operating expenses from continuing and discontinued operations	$15,268	$15,657	$15,668
Currency (loss) gain	(343)	(152)	73
Stock-based compensation	(572)	(693)	(514)
AssuredUVS expenses	(353)	(8)	—
Long-term software contract deferred costs	400	29	—
Restructuring (charge) recoveries	10	(11)	—
Legal fees related to power supply component failure	(1)	—	—
Severance costs	(82)	(7)	(83)
Non-GAAP operating expenses	$14,327	$14,815	$15,144

Exhibit 99.1

GAAP net income (loss) from continuing operations	$(560)	$2,236	$(412)
Net loss from discontinued operations	(421)	(24)	—
Net income (loss) from continuing and discontinued operations	$(981)	$2,212	$(412)
Currency loss (gain)	343	152	(73)
Stock-based compensation	668	773	578
Restructuring charge (recoveries)	(10)	11	—
Power supply component failures	(807)	75	—
AssuredUVS expenses	482	8	—
AssuredUVS revenue	(20)	(10)	—
Other income	—	—	(10)
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Long-term software contract deferred costs	(400)	(29)	—
Severance costs	105	7	156
Non-GAAP net income (loss)	$37	$4,231	$1,015

Non-GAAP net income (loss) per share
Basic and diluted	$—	$0.07	$0.02
Weighted average shares used to calculate net income per share:
Basic	58,001	58,948	59,678
Diluted	58,473	60,867	63,912

Non-GAAP net income (loss)	$37	$4,231	$1,015
Interest expense (income) less AssuredUVS	7	(2)	18
Income tax expense (benefit)	34	(132)	1
Depreciation less AssuredUVS	706	810	959
Non-GAAP EBITDA	$784	$4,907	$1,993

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014

Server OEM net revenue from continuing operations	$30,383	$39,889	$25,854
Long-term software contract royalties	401	942	653
Server OEM Non-GAAP net revenue	$30,784	$40,831	$26,507

Server OEM gross profit from continuing operations	$8,283	$10,445	$5,604
Server OEM gross margin % from continuing operations	27.3%	26.2%	21.7%
Server OEM gross profit from discontinued operations	—	—	—
Server OEM gross profit from continuing and discontinued operations	8,283	10,445	5,604
Server OEM gross margin % from continuing and discontinued operations	27.3%	26.2%	21.7%
Stock-based compensation	78	59	41
Severance costs	14	—	47
Power supply component failures	(808.0)	75.0	—
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Server OEM non-GAAP gross profit	$8,224	$11,611	$6,468
Server OEM Non-GAAP gross margin %	26.7%	28.4%	24.4%

Server OEM selling and marketing expenses from continuing operations	$435	$569	$482
Server OEM contribution margin from continuing operations	$7,848	$9,876	$5,122
Server OEM contribution % from continuing operations	25.8%	24.8%	19.8%
Stock-based compensation	(16.0)	(13.0)	(15.0)
Severance costs	(1)	—	(9)
Server OEM non-GAAP selling and marketing expenses	$418	$556	$458
Server OEM non-GAAP contribution margin	$7,806	$11,055	$6,010
Server OEM Non-GAAP contribution margin %	25.4%	27.1%	22.7%

Server OEM operating income for continuing operations	$7,848	$9,876	$5,122
Server OEM operating income (loss) for discontinued continuing operations	—	—	—
Server OEM operating income for continuing and discontinued operations	$7,848	$9,876	$5,122
Stock-based compensation	94	72	56
Severance costs	15	—	56
Power supply component failures	(808)	75	—
Long-term software contract royalties	401	942	653
Long-term software contract costs	256	90	123
Server OEM non-GAAP operating income	$7,806	$11,055	$6,010

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014

Vertical Markets net revenue from continuing operations	$14,097	$18,910	$22,353
Revenue from discontinued operations	20	10	—
Vertical Markets net revenue, from continuing and discontinued operations	$14,117	$18,920	$22,353
AssuredUVS revenue	(20)	(10)	—
Vertical Markets Non-GAAP net revenue	$14,097	$18,910	$22,353

Vertical Markets gross profit from continuing operations	$6,157	$7,305	$9,661
Vertical Markets gross margin % from continuing operations	43.7%	38.6%	43.2%
Vertical Markets gross profit from discontinued operations	(111.0)	10.0	—
Vertical Markets gross profit from continuing and discontinued operations	6,046	7,315	9,661
Vertical Markets gross margin % from continuing and discontinued operations	42.8%	38.7%	43.2%
Stock-based compensation	18.0	21.0	23.0
Severance costs	9	—	26
AssuredUVS revenue	(20)	(10)	—
AssuredUVS expenses	129	—	—
Vertical Markets non-GAAP gross profit	$6,182	$7,326	$9,710
Vertical Markets Non-GAAP gross margin %	43.9%	38.7%	43.4%

Vertical Markets selling and marketing expenses from continuing operations	$2,080	$2,302	$2,254
Vertical Markets contribution margin from continuing operations	$4,077	$5,003	$7,407
Vertical Markets contribution % from continuing operations	28.9%	26.5%	33.1%
Stock-based compensation	(35)	(28)	(33)
Severance costs	(2)	—	(19)
Vertical Markets non-GAAP selling and marketing expenses	$2,043	$2,274	$2,202
Vertical Markets non-GAAP contribution margin	$4,139	$5,052	$7,508
Vertical Markets Non-GAAP contribution margin %	29.4%	26.7%	33.6%

Vertical Markets operating income for continuing operations	$4,077	$5,003	$7,407
Vertical Markets operating income (loss) for discontinued continuing operations	(111)	10	—
Vertical Markets operating income for continuing and discontinued operations	3,966	5,013	7,407
Stock-based compensation	53	49	56
Severance costs	11	—	45
AssuredUVS revenue	(20)	(10)	—
AssuredUVS expenses	129	—	—
Vertical Markets non-GAAP operating income	$4,139	$5,052	$7,508

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014

Corporate selling and marketing expenses from continuing operations	$593	$772	$558
Corporate contribution margin from continuing operations	$(593)	$(772)	$(558)
Stock-based compensation	(25)	(21)	(24)
Severance costs	(2)	—	(14)
Corporate non-GAAP selling and marketing expenses	$566	$751	$520
Corporate non-GAAP contribution margin	$(566)	$(751)	$(520)

Corporate expenses from continuing operations (Research & Development and General & Administrative)	$11,850.0	$11,981.0	$12,374.0
Corporate expenses from discontinued operations	310	33	—
Corporate expenses from continuing and discontinued operations	$12,160	$12,014	$12,374
Currency loss (gain)	(343.0)	(152.0)	73.0
Stock-based compensation	(496)	(631)	(442)
AssuredUVS expenses	(353)	(8)	—
Long-term software contract deferred costs	400	29	—
Restructuring (charge) recoveries	10	(11)	—
Legal fees related to power supply component failure	(1)	—	—
Severance costs	(77)	(7)	(41)
Non-GAAP corporate expenses	$11,300	$11,234	$11,964

Corporate operating loss for continuing operations	$(12,443.0)	$(12,753.0)	$(12,932.0)
Corporate operating loss from discontinued operations	(310)	(33)	—
Corporate operating loss from continuing and discontinued operations	$(12,753)	$(12,786)	$(12,932)
Currency loss (gain)	343	152	(73)
Stock-based compensation	521	652	466
AssuredUVS expenses	353	8	—
Long-term software contract deferred costs	(400)	(29)	—
Restructuring (charge) recoveries	(10)	11	—
Legal fees related to power supply component failure	1	—	—
Severance costs	79	7	55
Corporate non-GAAP operating loss	$(11,866)	$(11,985)	$(12,484)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2013	March 31, 2014
GAAP earnings (loss) per share from continuing operations	$(0.01)	$0.04	$(0.01)
Loss per share from discontinued operations	(0.01)	(0.00)	—
Earnings (loss) per share from continuing and discontinued operations*	$(0.02)	$0.04	$(0.01)
Currency loss	0.01	0.00	(0.00)
Stock-based compensation	0.01	0.01	0.01
AssuredUVS expenses	0.01	0.00	—
Long-term software contract royalties	0.01	0.02	0.01
Long-term software contract costs	0.00	0.00	0.00
Long-term software contract deferred costs	(0.01)	(0.00)	—
Other adjustments	(0.01)	0.00	0.01
Non-GAAP earnings per share*	$0.00	$0.07	$0.02

Weighted average shares used to calculate earnings per share:
Basic	58,001	58,948	59,678
Diluted	58,473	60,867	63,912

* Per share data may not always add to the total for the period because each figure is independently calculated.